EXHIBIT 99.17

                                  $694,582,000
                                 Approximate(1)
                                 GSAMP 2005-HE2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                                                                                                                            Expected
Offered           Approximate Principal      Expected       Initial Pass-Through   Estimated Avg.   Principal Payment        Ratings
Certificates         Balance(1) (4)       Credit Support          Rate(5)          Life (yrs)(2)      Window(2)(3)      S&P/ Moody's
---------------   ---------------------   --------------    --------------------   --------------   -----------------   ------------
A-1                        $301,418,000            22.00%      LIBOR + [__]%                 1.00     04/05 - 02/07        AAA / Aaa
A-2                        $172,388,000            22.00%      LIBOR + [__]%                 3.00     02/07 - 05/10        AAA / Aaa
A-3                         $80,155,000            22.00%      LIBOR + [__]%                 6.65     05/10 - 06/12        AAA / Aaa
M-1                         $50,425,000            14.90%      LIBOR + [__]%                 4.99     07/08 - 06/12         AA / Aa2
M-2                         $40,837,000             9.15%      LIBOR + [__]%                 4.92     06/08 - 06/12          A+ / A2
M-3                         $11,718,000             7.50%      LIBOR + [__]%                 4.90     05/08 - 06/12           A / A3
B-1                         $10,298,000             6.05%      LIBOR + [__]%                 4.89     05/08 - 06/12        A- / Baa1
B-2                          $8,523,000             4.85%      LIBOR + [__]%                 4.89     04/08 - 06/12      BBB+ / Baa2
B-3                          $8,877,000             3.60%      LIBOR + [__]%                 4.88     04/08 - 06/12       BBB / Baa3
B-4                          $9,943,000             2.20%          6.00%                     4.87     04/08 - 06/12       BBB- / Ba1
Total                      $694,582,000

      (1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.
      (2)   Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all Offered Certificates.
      (3) The Last Scheduled Distribution Date for the Offered Certificates is the Distribution Date in March 2035.
      (4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
      (5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.



Selected Mortgage Pool Data(6)

                                                   Adjustable Rate      Fixed Rate           Aggregate
                                                   ----------------    -----------    ----------------
Scheduled Principal Balance:                           $622,163,341    $93,373,097        $715,536,439
Number of Mortgage Loans:                                     3,254          1,155               4,409
Average Scheduled Principal Balance:                       $191,200        $80,843            $162,290
Weighted Average Gross Coupon:                                7.232%         8.770%              7.432%
Weighted Average Net Coupon(7):                               6.725%         8.263%              6.926%
Weighted Average Current FICO Score:                            623            646                 626
Weighted Average Original LTV Ratio(8):                       81.35%         52.99%              77.65%
Weighted Average Combined Original LTV Ratio(8):              81.35%         87.36%              82.13%
Weighted Average Std. Remaining Term (Mo.):                     358            296                 350
Weighted Average Seasoning (Mo.):                                 2              2                   2
Weighted Average Months to Roll(9):                              26            N/A                  26
Weighted Average Gross Margin(9):                              6.52%           N/A                6.52%
Weighted Average Initial Rate Cap(9):                          2.95%           N/A                2.95%
Weighted Average Periodic Rate Cap(9):                         1.01%           N/A                1.01%
Weighted Average Gross Max. Lifetime Rate(9):                 13.72%           N/A               13.72%

      (6) All percentages of Mortgage Loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.
      (7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
      (8) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio, and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans plus the original principal balance of the related first lien mortgage loan, to the value of the mortgaged property.
      (9) Represents the weighted average of the adjustable rate mortgage loans.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from First NLC Financial Services, LLC (40.76%), Mandalay Mortgage (23.74%), Acoustic Home Loans, LLC (12.09%) or purchased through the Goldman Sachs Residential Mortgage Conduit.

o Credit support for the Offered Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 2.20% and excess spread.

o Upon completion of servicing transfers (scheduled to occur by April 1, 2005) 72.80% of the Mortgage Loans will be serviced by Countrywide Home Loans Servicing, LP ("Countrywide") and 27.20% of the Mortgage Loans will be serviced JPMorgan Chase Bank, National Association ("JPMorgan").

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE2" and on Bloomberg as "GSAMP 05-HE2".

o This transaction will contain a Swap Agreement with an initial swap notional amount of approximately $[92,666,401.15]. For the purposes of calculating the WAC Cap, the swap notional amount will amortize in accordance with the Swap Schedule. Under the Swap Agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of [4.127]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount from the Swap Provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:         March 30, 2005

Cut-off Date:                  March 1, 2005

Statistical Calculation Date:  February 1, 2005

Expected Pricing Date:         On or before March 11, 2005

First Distribution Date:       April 25, 2005

Key Terms

Offered Certificates:          Class A, Class M and Class B Certificates

LIBOR Certificates:            The Offered Certificates, other than the Class
                               B-4 Certificates

Fixed Rate Certificates:       Class B-4 Certificates

Class A Certificates:          Class A-1, Class A-2 and Class A-3 Certificates

Class M Certificates:          Class M-1, Class M-2 and Class M-3 Certificates

Class B Certificates:          Class B-1, Class B-2, Class B-3 and Class B-4
                               Certificates

Depositor:                     GS Mortgage Securities Corp.

Manager:                       Goldman, Sachs & Co.

Servicers:                     Upon completion of servicing transfers (scheduled
                               to occur by April 1, 2005), Countrywide (72.80%)
                               and JPMorgan (27.20%)

Trustee:                       Deutsche Bank National Trust Company

Custodians:                    Deutsche Bank National Trust Company and JPMorgan
                               Chase Bank

Swap Provider:                 [TBD]

Servicing Fee Rate:            50 bps

Trustee Fee Rate:              Less than 1 bp

Expense Fee Rate:              No more than 51 bps

Distribution Date :            25th day of the month or the following Business
                               Day

Mortgage Loans:                The trust will consist of one group of subprime,
                               fixed and adjustable rate, first and second lien residential mortgage loans

Record Date:                   For any Distribution Date, the last Business Day
                               of the Interest Accrual Period

Delay Days:                    0 day delay on the LIBOR Certificates
                               24 day delay on the Fixed Rate Certificates

Day Count:                     Actual/360 basis for the LIBOR Certificates
                               30/360 basis for the Fixed Rate Certificates

Prepayment Period:             The calendar month prior to the Distribution Date

Due Period:                    The period commencing on the second day of the
                               calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                               Date occurs

Interest Accrual Period:       For the LIBOR Certificates, from and including
                               the prior Distribution Date to and including the day prior to the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month

Pricing Prepayment             Adjustable rate mortgage loans: CPR starting at
                               5% CPR in the first month of the mortgage loan
                               (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter.
                               Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e.
                               loan age) and increasing to 24% CPR in month 12
                               (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter

Excess Spread:                 The initial weighted average net coupon of the
                               mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                               Initial Gross WAC: (1)                                                 7.43240%
                                    Less Expense Fee Rate:                                            0.50670%
                                    Less Initial Swap Outflow: (2)                                    0.17967%
                                                                                                   --------------
                               Net WAC: (1)                                                           6.74603%
                                    Less Initial Wtd. Avg. Certificate Coupon (Approx.): (3)          2.99889%
                                                                                                   --------------
                               Initial Excess Spread: (1)                                             3.74714%

                               (1) This amount will vary on each Distribution Date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                               (2)   Assumes a 30-day month, based on the
                                     aggregate collateral balance.

                               (3) Assumes 1-month LIBOR equal to 2.7500%, initial marketing spreads and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:            Yes as to principal and interest, subject to
                               recoverability

Compensating Interest:         The Servicers will pay compensating interest up
                               to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                               Loans resulting from principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution
                               Date.

Optional Clean-up Call:        The transaction has a 10% optional clean-up call

Rating Agencies:               Standard & Poor's Ratings Group and Moody's
                               Investor Services, Inc. will each rate all of the Offered Certificates.

Minimum Denomination:          $25,000 with regard to each of the Offered
                               Certificates

Legal Investment:              It is anticipated that the Offered Certificates
                               will not be SMMEA eligible

ERISA Eligible:                Underwriter's exemption is expected to apply to
                               all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                 The Offered Certificates represent REMIC regular
                               interests and, to a limited extent, interests in certain notional principal contract payments including basis risk carryover amounts, pursuant to the payment priorities in the transaction;
                               which interest in certain notional principal contract payments will be treated for tax purposes as a swap contract with respect to each class.

Prospectus:                    The Offered Certificates will be offered pursuant
                               to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                               Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                               To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES

Structure of the Offered Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of One-Month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly, on the Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the pass-through rate on the Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable pass-through rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.20% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 44.00%.

Class   Initial Subordination Percentage(1)   Step-Down Date Percentage
-----   -----------------------------------   -------------------------
A                    22.00%                            44.00%
M-1                  14.90%                            29.80%
M-2                   9.15%                            18.30%
M-3                   7.50%                            15.00%
B-1                   6.05%                            12.10%
B-2                   4.85%                             9.70%
B-3                   3.60%                             7.20%
B-4                   2.20%                             4.40%

(1) Includes overcollateralization percentage.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 36.00% of the prior Due Period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such Due Period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

    Distribution Date                                Cumulative Realized Loss Percentage:
-------------------------   ---------------------------------------------------------------------------------------
 April 2008 - March 2009    3.75% for the first month, plus an additional 1/12th of 2.00% for each month thereafter
 April 2009 - March 2010    5.75% for the first month, plus an additional 1/12th of 1.75% for each month thereafter
 April 2010 - March 2011    7.50% for the first month, plus an additional 1/12th of 0.50% for each month thereafter
April 2011 and thereafter                                           8.00%

Step-up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates, except the Class B-4 Certificates, will increase to 1.5 times the margin at issuance. For the Class B-4 Certificates, the coupon will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [__]% ( [__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate and the trustee fee rate plus swap receipts, if any, less swap payments, if any (calculated on an actual/360 day basis with respect to the LIBOR Certificates and on a 30/360 day basis with respect to the Class B-4 Certificates).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Offered Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable pass-through rate (without regard to the WAC Cap). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available during the related Due Period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 56.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 70.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii) from any remaining Interest Remittance Amount to the Class A Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their respective entitlement to those amounts,

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(viii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, and any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, and

(iv) sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4, Certificates, any Basis Risk Carry Forward Amounts for such classes.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) To the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)   To the Certificateholders, to pay interest according to sections (ii),
       (iii) and (iv) of the "Interest Distributions on the Offered Certificates" section, to the extent unpaid from other Available Funds,

(iii) To the Certificateholders, to pay principal according to the section "Principal Distributions on the Offered Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other Available Funds,

(iv) To the Certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other Available Funds,

(v) To the swap provider, any defaulted swap termination payment owed for such Distribution Date,

(vi)   To the holders of the Class X Certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. In the event that the Class M, Class B Certificates and overcollateralization have been reduced to zero, the principal distribution amount allocable to the Class A Certificates will be distributed to the Class A Certificates, pro rata by their respective class certificate balance, until their class certificate balance have been reduced to zero. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.

Remaining Prepayment Penalty Term by Product Type(1)

Product         No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months      Total
-------------   -----------   -----------   ------------   ------------   ------------   ------------   ------------
2 YR ARM        $37,809,050   $16,634,703   $185,969,758     $7,495,886             $0             $0   $247,909,396
2 YR ARM IO      13,730,218     7,142,919    117,301,951      2,984,509              0              0    141,159,598
3 YR ARM         23,925,124    10,865,000      5,653,173    128,783,771              0              0    169,227,068
3 YR ARM IO       2,675,587     1,669,050      4,307,510     51,321,149              0              0     59,973,296
5 YR ARM            458,942             0        139,579        431,189              0              0      1,029,710
5 YR ARM IO               0             0              0      2,864,273              0              0      2,864,273
Fixed            13,833,467     1,388,969      3,996,280     43,546,655              0      1,990,260     64,755,631
Fixed IO            500,000             0      1,030,000        555,000              0         79,976      2,164,975
15/30 Balloon     6,887,371       942,788     13,247,809      5,237,731              0         21,976     26,337,675
20 Balloon                0             0        114,815              0              0              0        114,815
-------------   -----------   -----------   ------------   ------------   ------------   ------------   ------------
Total:          $99,819,760   $38,643,428   $331,760,875   $243,220,163             $0     $2,092,212   $715,536,439
=============   ===========   ===========   ============   ============   ============   ============   ============

Product         No Penalty    1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
-------------   ----------    -----------    ------------    ------------    ------------    ------------
2 YR ARM              5.28%          2.32%          25.99%           1.05%           0.00%           0.00%
2 YR ARM IO           1.92           1.00           16.39            0.42            0.00            0.00
3 YR ARM              3.34           1.52            0.79           18.00            0.00            0.00
3 YR ARM IO           0.37           0.23            0.60            7.17            0.00            0.00
5 YR ARM              0.06           0.00            0.02            0.06            0.00            0.00
5 YR ARM IO           0.00           0.00            0.00            0.40            0.00            0.00
Fixed                 1.93           0.19            0.56            6.09            0.00            0.28
Fixed IO              0.07           0.00            0.14            0.08            0.00            0.01
15/30 Balloon         0.96           0.13            1.85            0.73            0.00            0.00
20 Balloon            0.00           0.00            0.02            0.00            0.00            0.00
Total:               13.95%          5.40%          46.37%          33.99%           0.00%           0.29%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

Breakeven CDR Table for the Class M__and Class B Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on March 7, 2005) are used o 40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     The LIBOR Certificates are priced at par, Class B-4 priced at 84.92%

                                      First Dollar Loss                LIBOR Flat                 0% Return
-----------------------------------------------------------------------------------------------------------
Class M-1   CDR                                   27.81                     28.04                     30.29
            Yield                                4.6707                    4.2329                    0.0227
            WAL                                    3.90                      3.90                      3.67
            Modified Duration                      3.56                      3.57                      3.48
            Principal Window              Feb09 - Feb09             Feb09 - Feb09             Dec08 - Dec08
            Principal Writedown         10,412.10 (0.02%)        946,541.47 (1.88%)     8,644,394.65 (17.14%)
            Total Collat Loss     135,202,262.30 (19.04     136,026,329.17 (19.15%)   142,046,216.49 (20.00%)
-----------------------------------------------------------------------------------------------------------
Class M-2   CDR                                   18.10                     18.42                     19.99
            Yield                                4.9880                    4.3019                    0.0199
            WAL                                    4.74                      4.65                      4.31
            Modified Duration                      4.21                      4.15                      4.08
            Principal Window              Dec09 - Dec09             Nov09 - Nov09             Sep09 - Sep09
            Principal Writedown         52,057.91 (0.13%)      1,463,620.63 (3.58%)     8,809,967.46 (21.57%)
            Total Collat Loss     103,199,212.80 (14.53     104,084,095.78 (14.66%)   109,770,372.19 (15.46%)
-----------------------------------------------------------------------------------------------------------
Class M-3   CDR                                   15.83                     15.91                     16.34
            Yield                                5.0430                    4.3533                    0.1067
            WAL                                    4.90                      4.90                      4.79
            Modified Duration                      4.33                      4.34                      4.39
            Principal Window              Feb10 - Feb10             Feb10 - Feb10             Feb10 - Feb10
            Principal Writedown         22,677.49 (0.19%)        462,637.22 (3.95%)     2,818,572.91 (24.05%)
            Total Collat Loss      93,668,116.45 (13.19%)    94,051,104.70 (13.24%)    96,096,006.18 (13.53%)
-----------------------------------------------------------------------------------------------------------
Class B-1   CDR                                   13.94                     14.05                     14.44
            Yield                                5.5196                    4.4293                    0.0568
            WAL                                    5.15                      5.14                      4.89
            Modified Duration                      4.45                      4.46                      4.45
            Principal Window              May10 - May10             May10 - May10             Apr10 - Apr10
            Principal Writedown         53,204.88 (0.52%)        693,232.83 (6.73%)     2,812,667.43 (27.31%)
            Total Collat Loss      85,695,037.33 (12.07%)    86,251,347.78 (12.14%)    87,786,173.60 (12.36%)
-----------------------------------------------------------------------------------------------------------
Class B-2   CDR                                   12.47                     12.57                     12.88
            Yield                                5.6316                    4.4274                    0.0728
            WAL                                    5.32                      5.30                      5.01
            Modified Duration                      4.56                      4.57                      4.56
            Principal Window              Jul10 - Jul10             Jul10 - Jul10             Jun10 - Jun10
            Principal Writedown         47,570.14 (0.56%)        650,815.54 (7.64%)     2,425,249.70 (28.46%)
            Total Collat Loss      78,860,730.34 (11.10%)    79,389,418.72 (11.18%)    80,641,090.25 (11.35%)
-----------------------------------------------------------------------------------------------------------
Class B-3   CDR                                   11.01                     11.17                     11.46
            Yield                                6.3835                    4.4254                    0.0500
            WAL                                    5.49                      5.41                      4.96
            Modified Duration                      4.59                      4.61                      4.60
            Principal Window              Sep10 - Sep10             Sep10 - Sep10             Aug10 - Aug10
            Principal Writedown          8,182.60 (0.09%)     1,037,891.96 (11.69%)     2,801,853.79 (31.56%)
            Total Collat Loss      71,642,867.02 (10.09%)    72,527,368.86 (10.21%)    73,785,322.82 (10.39%)
-----------------------------------------------------------------------------------------------------------
Class B-4   CDR                                    9.45                       N/A                     10.11
            Yield                                9.4443                                              0.0733
            WAL                                    5.73                                                4.38
            Modified Duration                      4.56                                                4.62
            Principal Window              Dec10 - Dec10                                       Oct10 - Oct10
            Principal Writedown         27,958.22 (0.28%)                               4,044,384.40 (40.68%)
            Total Collat Loss       63,659,032.22 (8.96%)                               66,896,856.53 (9.42%)

Available Funds Cap(1). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table:

                                          Class M,
                                         Class B-1,
                                         Class B-2,
                           Class A        Class B-3
         Distribution      Avail.          Avail.
Period       Date       Funds Cap (%)   Funds Cap (%)
------   ------------   -------------   -------------
     1      Apr-05              10.43           10.08
     2      May-05               9.30            8.99
     3      Jun-05               9.08            8.77
     4      Jul-05               9.29            8.97
     5      Aug-05               9.07            8.75
     6      Sep-05               9.06            8.73
     7      Oct-05               9.27            8.92
     8      Nov-05               9.04            8.70
     9      Dec-05               9.25            8.88
    10      Jan-06               9.03            8.66
    11      Feb-06               9.02            8.64
    12      Mar-06               9.71            9.29
    13      Apr-06               9.01            8.60
    14      May-06               9.22            8.79
    15      Jun-06               9.00            8.56
    16      Jul-06               9.22            8.75
    17      Aug-06               9.00            8.52
    18      Sep-06               9.00            8.51
    19      Oct-06               9.22            8.70
    20      Nov-06               9.01            8.48
    21      Dec-06               9.68            9.08
    22      Jan-07              10.66            9.94
    23      Feb-07              10.68            9.93
    24      Mar-07              11.59           10.76
    25      Apr-07              10.71            9.90
    26      May-07              11.02           10.15
    27      Jun-07              10.90           10.00
    28      Jul-07              11.66           10.65
    29      Aug-07              11.40           10.36
    30      Sep-07              11.43           10.34
    31      Oct-07              11.77           10.61
    32      Nov-07              11.52           10.32
    33      Dec-07              12.20           10.86
    34      Jan-08              13.25           11.69
    35      Feb-08              13.33           11.69
    36      Mar-08              14.19           12.35
    37      Apr-08              43.41           11.65
    38      May-08              16.48           11.97
    39      Jun-08              16.08           11.80
    40      Jul-08              17.16           12.77
    41      Aug-08              16.55           12.41
    42      Sep-08              16.42           12.39
    43      Oct-08              16.77           12.73
    44      Nov-08              16.17           12.36
    45      Dec-08              16.65           12.78
    46      Jan-09              16.62           12.82
    47      Feb-09              16.61           12.81
    48      Mar-09              18.17           13.99
    49      Apr-09              16.57           12.78
    50      May-09              17.05           13.14
    51      Jun-09              16.59           12.80
    52      Jul-09              17.36           13.42
    53      Aug-09              16.84           13.02
    54      Sep-09              16.82           13.01
    55      Oct-09              17.31           13.37
    56      Nov-09              16.79           12.98
    57      Dec-09              17.36           13.41
    58      Jan-10              17.04           13.19
    59      Feb-10              17.02           13.17
    60      Mar-10              18.66           14.42
    61      Apr-10              15.72           12.02
    62      May-10              16.25           12.42
    63      Jun-10              15.72           12.02
    64      Jul-10              16.25           12.42
    65      Aug-10              15.72           12.02
    66      Sep-10              15.72           12.02
    67      Oct-10              16.24           12.41
    68      Nov-10              15.71           12.01
    69      Dec-10              16.24           12.41
    70      Jan-11              15.71           12.01
    71      Feb-11              15.71           12.00
    72      Mar-11              17.39           13.29
    73      Apr-11              15.70           12.00
    74      May-11              16.22           12.40
    75      Jun-11              15.70           12.00
    76      Jul-11              16.22           12.39
    77      Aug-11              15.69           11.99
    78      Sep-11              15.69           11.99
    79      Oct-11              16.21           12.39
    80      Nov-11              15.69           11.98
    81      Dec-11              16.21           12.38
    82      Jan-12              15.68           11.98
    83      Feb-12              14.86           11.98
    84      Mar-12              14.14           12.80
    85      Apr-12              13.24           11.97
    86      May-12              13.69           12.37
    87      Jun-12              13.26           11.97
    88      Jul-12              13.71           12.36
    89      Aug-12              13.26           11.96
    90      Sep-12              13.28           11.96
    91      Oct-12              13.73           12.36
    92      Nov-12              13.30           11.95
    93      Dec-12              13.76           12.35
    94      Jan-13              13.33           11.95
    95      Feb-13              13.35           11.95
    96      Mar-13              14.80           13.22
    97      Apr-13              13.38           11.94
    98      May-13              13.84           12.34
    99      Jun-13              13.41           11.94
   100      Jul-13              13.88           12.33
   101      Aug-13              13.45           11.93
   102      Sep-13              13.48           11.93
   103      Oct-13              13.97           12.33
   104      Nov-13              13.56           11.93
   105      Dec-13              14.05           12.32
   106      Jan-14              13.65           11.92
   107      Feb-14              13.69           11.92
   108      Mar-14              15.21           13.19
   109      Apr-14              13.78           11.91
   110      May-14              14.29           12.31
   111      Jun-14              13.88           11.91
   112      Jul-14              14.40           12.30
   113      Aug-14              13.99           11.90
   114      Sep-14              14.05           11.90
   115      Oct-14              14.57           12.30
   116      Nov-14              14.16           11.90
   117      Dec-14              14.69           12.29
   118      Jan-15              14.28           11.89
   119      Feb-15              14.35           11.89
   120      Mar-15              15.96           13.16

Notes:

(1) Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amount and basis risk carry forward amount divided by current class certificate balance.

Swap Agreement. On the Closing Date, the Trustee will enter into a Swap Agreement with an initial swap notional amount of $[92,666,401.15]. Under the Swap Agreement, on each Distribution Date prior to the termination of the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.127]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. The interest accrual period applicable for payments under the Swap Agreement shall be from the 25th to 24th. Only the net amount of the two obligations above will be paid by the appropriate party.

Swap Schedule

         Distribution   Swap Notional
Period       Date        Amount ($)
------   ------------   -------------
     1      Apr-05      $92,666,401.15
     2      May-05      $91,254,636.29
     3      Jun-05      $89,629,234.64
     4      Jul-05      $87,794,992.14
     5      Aug-05      $85,758,237.05
     6      Sep-05      $83,526,831.54
     7      Oct-05      $81,110,156.74
     8      Nov-05      $78,519,080.52
     9      Dec-05      $75,765,907.10
    10      Jan-06      $72,951,767.98
    11      Feb-06      $70,239,193.35
    12      Mar-06      $67,627,118.28
    13      Apr-06      $65,111,829.86
    14      May-06      $62,689,752.05
    15      Jun-06      $60,357,440.63
    16      Jul-06      $58,111,578.35
    17      Aug-06      $55,948,970.28
    18      Sep-06      $53,866,539.29
    19      Oct-06      $51,861,321.69
    20      Nov-06      $49,930,463.11
    21      Dec-06      $48,071,214.45
    22      Jan-07      $46,280,927.98
    23      Feb-07      $44,557,053.64
    24      Mar-07      $42,897,135.46
    25      Apr-07      $41,298,808.04
    26      May-07      $39,759,793.25
    27      Jun-07      $38,277,897.03
    28      Jul-07      $36,851,006.28
    29      Aug-07      $35,477,085.86
    30      Sep-07      $34,154,175.73
    31      Oct-07      $32,880,388.22
    32      Nov-07      $31,653,905.31
    33      Dec-07      $30,472,976.10
    34      Jan-08      $29,335,914.32
    35      Feb-08      $28,241,095.95
    36      Mar-08      $27,186,956.94
    37      Apr-08      $26,171,991.01
    38      May-08      $25,194,747.47
    39      Jun-08      $24,253,829.22
    40      Jul-08      $23,347,890.77
    41      Aug-08      $22,475,636.32
    42      Sep-08      $21,635,817.93
    43      Oct-08      $20,827,233.79
    44      Nov-08      $20,048,726.45
    45      Dec-08      $19,299,181.27
    46      Jan-09      $18,577,524.78
    47      Feb-09      $17,882,723.19
    48      Mar-09      $17,213,780.89
    49      Apr-09      $16,569,739.11
    50      May-09      $15,949,674.50
    51      Jun-09      $15,352,697.86
    52      Jul-09      $14,777,952.85
    53      Aug-09      $14,224,614.79
    54      Sep-09      $13,691,889.54
    55      Oct-09      $13,179,012.27
    56      Nov-09      $12,685,246.47
    57      Dec-09      $12,209,882.89
    58      Jan-10      $11,751,977.89
    59      Feb-10      $11,311,139.79
    60      Mar-10      $10,886,659.74
    61      Apr-10              $0.00

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                        $715,536,439
Number of Mortgage Loans:                                                  4,409
Average Scheduled Principal Balance:                                    $162,290
Weighted Average Gross Coupon:                                            7.432%
Weighted Average Net Coupon: (2)                                          6.926%
Weighted Average Current FICO Score:                                         626
Weighted Average Original LTV Ratio:                                      77.65%
Weighted Average Combined Original LTV Ratio:                             82.13%
Weighted Average Stated Remaining Term (months):                             350
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (3)                                          26
Weighted Average Gross Margin: (3)                                         6.52%
Weighted Average Initial Rate Cap: (3)                                     2.95%
Weighted Average Periodic Rate Cap: (3)                                    1.01%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.72%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Current Principal        of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance                Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
$1 - $50,000              494    $16,803,600        2.35%     10.403%        647     $34,015      94.57%       47.59%      95.09%
$50,001 - $75,000         517     32,803,311        4.58       9.227         626      63,449      87.37        56.02       90.54
$75,001 - $100,000        518     45,388,468        6.34       8.216         620      87,623      84.16        64.03       94.54
$100,001 - $125,000       528     59,920,077        8.37       7.867         620     113,485      83.52        61.20       96.75
$125,001 - $150,000       459     63,506,373        8.88       7.585         620     138,358      82.03        59.77       94.78
$150,001 - $200,000       620    107,560,506       15.03       7.381         618     173,485      81.35        56.66       94.69
$200,001 - $250,000       425     95,242,104       13.31       7.212         619     224,099      80.93        49.32       98.11
$250,001 - $300,000       303     83,195,602       11.63       6.983         630     274,573      80.24        38.52       96.37
$300,001 - $350,000       211     68,067,399        9.51       7.061         629     322,594      81.81        34.53       96.11
$350,001 - $400,000       157     59,145,921        8.27       6.880         632     376,726      81.83        30.99       98.07
$400,001 & Above          177     83,903,077       11.73       6.739         637     474,029      80.30        29.41       97.80
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Current Rate

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below               1       $225,750        0.03%      4.990%        706    $225,750      75.00%      100.00%       0.00%
5.00 - 5.49%               20      4,774,957        0.67       5.324         664     238,748      74.47        67.87      100.00
5.50 - 5.99%              204     53,383,198        7.46       5.804         657     261,682      78.26        54.61       97.48
6.00 - 6.49%              417     95,040,297       13.28       6.249         646     227,914      79.30        47.32       97.16
6.50 - 6.99%              720    157,436,512       22.00       6.731         640     218,662      80.08        40.63       96.32
7.00 - 7.49%              555    106,289,664       14.85       7.213         628     191,513      81.12        41.61       94.89
7.50 - 7.99%              742    124,506,375       17.40       7.700         608     167,798      82.10        48.42       95.59
8.00 - 8.49%              324     48,306,872        6.75       8.196         599     149,095      83.61        50.73       96.60
8.50 - 8.99%              338     44,911,811        6.28       8.701         586     132,875      84.85        57.65       94.95
9.00% & Above           1,088     80,661,002       11.27      10.117         611      74,137      91.48        49.68       96.36
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Credit Score

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above               145    $24,710,887        3.45%      7.054%        762    $170,420      83.39%       21.95%      90.82%
720 - 739                 112     16,996,619        2.38       7.034         728     151,756      85.27        30.41       91.69
700 - 719                 182     30,007,500        4.19       7.082         708     164,876      83.87        32.16       90.72
680 - 699                 266     40,777,218        5.70       7.142         689     153,298      84.51        31.35       93.67
660 - 679                 461     73,353,233       10.25       7.162         669     159,118      84.02        25.98       96.99
640 - 659                 630    100,492,150       14.04       7.215         649     159,511      83.25        34.65       94.93
620 - 639                 668    110,451,351       15.44       7.299         629     165,346      82.46        39.11       96.84
600 - 619                 574     93,753,119       13.10       7.362         609     163,333      82.70        60.26       95.96
580 - 599                 460     74,336,906       10.39       7.608         589     161,602      83.38        61.81       97.78
560 - 579                 293     51,857,722        7.25       7.731         570     176,989      80.80        66.90       98.68
540 - 559                 265     45,335,506        6.34       7.879         550     171,077      77.42        62.62       98.29
520 - 539                 198     30,066,600        4.20       8.405         530     151,852      74.53        72.09       97.72
500 - 519                 153     23,189,555        3.24       8.438         510     151,566      75.51        82.01       98.30
400 - 499                   2        208,072        0.03       8.721         483     104,036      68.95       100.00      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                              Distribution by Lien

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
First                   3,645   $675,300,116       94.38%      7.247%        623    $185,268      81.11%       48.22%      95.97%
Second                    764     40,236,323        5.62      10.549         664      52,665      99.22        27.07       98.48
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                      Distribution by Combined Original LTV

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Combined                 of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
LTV                    Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.01 - 60.00%             176    $26,809,670        3.75%      7.186%        592    $152,328      51.05%       51.76%      90.79%
60.01 - 70.00%            267     48,959,644        6.84       7.335         581     183,369      66.68        49.35       91.77
70.01 - 80.00%          1,826    358,912,665       50.16       6.980         636     196,557      79.12        38.75       96.55
80.01 - 85.00%            383     68,008,002        9.50       7.504         598     177,567      84.49        57.51       96.32
85.01 - 90.00%            606    107,544,947       15.03       7.646         615     177,467      89.67        52.39       94.97
90.01 - 95.00%            242     35,403,682        4.95       7.892         627     146,296      94.53        76.35       97.29
95.01 - 100.00%           896     69,064,347        9.65       9.276         656      77,081      99.93        53.26       99.89
100.01% & Above            13        833,482        0.12      10.449         659      64,114     118.37        20.39      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Original LTV

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.01 - 60.00%             940    $67,045,992        9.37%      9.204%        635     $71,326      79.96%       36.94%      95.41%
60.01 - 70.00%            267     48,959,644        6.84       7.335         581     183,369      66.68        49.35       91.77
70.01 - 80.00%          1,815    358,007,979       50.03       6.973         636     197,250      79.12        38.69       96.56
80.01 - 85.00%            377     67,668,062        9.46       7.488         598     179,491      84.49        57.51       96.31
85.01 - 90.00%            589    106,692,005       14.91       7.629         614     181,141      89.67        52.66       95.19
90.01 - 95.00%            186     32,912,712        4.60       7.699         624     176,950      94.51        80.03       97.91
95.01 - 100.00%           235     34,250,045        4.79       7.926         648     145,745      99.89        80.69       99.78
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Documentation

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation          Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Stated Doc              2,033   $365,487,876       51.08%      7.449%        643    $179,778      81.56%        0.00%      97.08%
Full Doc                2,312    336,536,434       47.03       7.433         607     145,561      82.84       100.00       95.51
Limited Doc                56     12,708,354        1.78       6.880         618     226,935      80.51         0.00       85.04
No Doc                      8        803,775        0.11       8.497         681     100,472      73.99         0.00       79.81
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                             Distribution by Purpose

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose                Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Cashout Refi            1,978   $349,047,844       48.78%      7.383%        602    $176,465      80.14%       58.15%      96.27%
Purchase                2,249    337,442,966       47.16       7.480         651     150,041      84.19        34.00       96.12
Rate/term Refi            182     29,045,629        4.06       7.479         612     159,591      82.15        64.83       94.05
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                            Distribution by Occupancy

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy              Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied          4,204   $687,704,478       96.11%      7.429%        624    $163,583      82.30%       46.74%     100.00%
Non Owner                 179     23,730,546        3.32       7.507         653     132,573      76.73        59.67        0.00
Second Home                26      4,101,414        0.57       7.527         653     157,747      84.95        23.17        0.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Property Type

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Property Type          Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family           3,577   $567,476,042       79.31%      7.444%        622    $158,646      82.13%       48.32%      96.47%
PUD                       257     51,339,651        7.17       7.385         629     199,765      83.61        44.76       94.65
Condo                     292     45,505,447        6.36       7.268         637     155,841      82.34        48.70       95.25
2-4 Family                188     38,436,798        5.37       7.412         653     204,451      79.40        28.31       93.11
Townhouse                  94     12,674,586        1.77       7.782         626     134,836      83.60        49.18       98.19
Manufactured Housing        1        103,913        0.01       6.925         601     103,913      80.00       100.00      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                              Distribution by State

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                  Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                      1,460   $332,194,795       46.43%      7.110%        633    $227,531      80.21%       32.22%      96.75%
FL                        631     83,214,799       11.63       7.740         620     131,878      82.43        63.53       96.02
IL                        307     46,977,265        6.57       7.521         615     153,020      83.18        61.53       97.25
NV                        113     20,489,089        2.86       7.127         630     181,319      80.55        48.03       91.03
MD                        116     20,389,814        2.85       7.407         631     175,774      82.68        56.31       98.18
AZ                        146     17,139,371        2.40       7.332         625     117,393      83.26        50.77       96.70
MI                        135     16,707,078        2.33       7.737         616     123,756      86.46        60.72       98.57
VA                        101     16,589,568        2.32       7.638         617     164,253      82.64        59.51       97.18
GA                        132     15,524,118        2.17       8.167         611     117,607      85.91        56.77       90.24
LA                        140     14,866,784        2.08       8.007         606     106,191      84.06        57.58       95.75
Other                   1,128    131,443,759       18.37       7.869         619     116,528      85.16        61.10       94.83
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                               Distribution by Zip

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                    Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
 92336                     17     $3,587,886        0.50%      7.281%        622    $211,052      83.11%       50.56%     100.00%
 92880                      8      3,013,883        0.42       6.867         645     376,735      81.60        17.01      100.00
 92707                     10      2,771,212        0.39       6.684         683     277,121      81.65         0.00      100.00
 90044                     14      2,657,912        0.37       7.327         673     189,851      81.37        13.16      100.00
 92571                     12      2,541,187        0.36       7.372         589     211,766      82.33        62.71      100.00
 92557                     12      2,484,145        0.35       7.616         608     207,012      80.54        45.89      100.00
 91342                     11      2,472,195        0.35       6.937         667     224,745      85.16        19.27      100.00
 90255                     10      2,371,478        0.33       6.722         631     237,148      79.16        15.35       86.51
 91911                      8      2,345,677        0.33       7.001         633     293,210      84.72        47.02       88.54
 92553                     16      2,343,439        0.33       7.452         637     146,465      82.37        31.55       93.26
Other                   4,291    688,947,426       96.28       7.444         625     160,556      82.13        47.67       96.07
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                  Distribution by Remaining Months to Maturity

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
Remaining              Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Months to                of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity               Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 180                   526    $30,804,664        4.31%     10.024%        661     $58,564      95.69%       35.08%      96.63%
181 - 240                  21      1,371,968        0.19       9.064         659      65,332      78.35        65.58       94.18
241 - 360               3,862    683,359,806       95.50       7.312         624     176,945      81.53        47.53       96.09
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                        Distribution by Amortization Type

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Amortization             of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV       Full Doc     Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
15/30 Balloon             479    $26,337,675        3.68%     10.449%        664     $54,985      98.99%       29.14%      97.39%
2 YR ARM                1,401    247,909,396       34.65       7.351         611     176,952      81.88        49.44       94.90
2 YR ARM IO               505    141,159,598       19.73       6.700         651     279,524      81.39        31.73       96.61
20 Balloon                  1        114,815        0.02      10.650         718     114,815     100.00         0.00      100.00
3 YR ARM                1,100    169,227,068       23.65       7.689         605     153,843      81.20        58.94       96.73
3 YR ARM IO               233     59,973,296        8.38       6.766         650     257,396      79.89        31.08       98.17
5 YR ARM                    4      1,029,710        0.14       6.042         636     257,428      61.95        29.80      100.00
5 YR ARM IO                11      2,864,273        0.40       6.264         655     260,388      79.46        83.68      100.00
Fixed                     668     64,755,631        9.05       8.152         638      96,940      83.10        61.50       95.24
Fixed IO                    7      2,164,975        0.30       6.728         662     309,282      72.76        27.07      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                      Distribution by Initial Periodic Cap

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Initial                  of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Periodic Cap           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.51 - 1.00%               32     $4,901,533        0.69%      7.743%        636    $153,173      91.92%       73.57%      93.61%
1.01 - 1.50%               56     14,797,250        2.07       6.904         648     264,237      82.14        41.73       90.49
1.51 - 2.00%               56     10,817,516        1.51       7.371         617     193,170      80.41        56.30       99.20
2.51 - 3.00%            3,085    585,956,613       81.89       7.239         622     189,937      81.28        45.99       96.20
3.01% & Above              25      5,690,430        0.80       6.601         634     227,617      78.47        54.21      100.00
N/A                     1,155     93,373,097       13.05       8.770         646      80,843      87.36        51.50       95.96
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Periodic Cap

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Periodic Cap           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.51 - 1.00%            3,189   $605,283,038       84.59%      7.241%        622    $189,803      81.30%       46.40%      96.26%
1.01 - 1.50%               60     15,519,353        2.17       6.885         651     258,656      82.10        42.61       90.93
1.51 - 2.00%                5      1,360,950        0.19       6.994         646     272,190      94.96        70.61      100.00
N/A                     1,155     93,373,097       13.05       8.770         646      80,843      87.36        51.50       95.96
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                      Distribution by Months to Rate Reset

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Months To                of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate Reset             Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
 0                          3       $770,480        0.11%      7.171%        648    $256,827      78.49%       78.61%      51.55%
13 - 24                 1,904    388,494,371       54.29       7.115         626     204,041      81.71        43.01       95.61
25 - 36                 1,332    229,004,507       32.00       7.448         617     171,925      80.85        51.55       97.10
49 & Above                 15      3,893,983        0.54       6.205         650     259,599      74.83        69.43      100.00
N/A                     1,155     93,373,097       13.05       8.770         646      80,843      87.36        51.50       95.96
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                        Distribution by Life Maximum Rate

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Life Maximum             of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.00 - 11.99%             150    $43,690,514        6.11%      5.784%        656    $291,270      77.69%       48.28%      96.85%
12.00 - 12.49%            221     54,792,216        7.66       6.232         643     247,929      78.70        38.60       96.97
12.50 - 12.99%            378     88,437,043       12.36       6.627         634     233,960      80.21        40.03       97.85
13.00 - 13.49%            372     77,911,363       10.89       6.786         632     209,439      81.46        44.11       93.98
13.50 - 13.99%            568    110,423,020       15.43       7.103         630     194,407      81.24        41.83       94.74
14.00 - 14.49%            379     67,530,455        9.44       7.413         625     178,181      82.18        46.07       96.46
14.50 - 14.99%            541     90,692,078       12.67       7.890         605     167,638      82.70        49.05       96.27
15.00 - 15.49%            253     38,915,245        5.44       8.397         595     153,815      83.68        48.51       96.11
15.50 - 15.99%            194     26,082,079        3.65       8.908         576     134,444      85.15        66.08       97.41
16.00% & Above            198     23,689,328        3.31       9.745         559     119,643      83.02        78.25       97.22
N/A                     1,155     93,373,097       13.05       8.770         646      80,843      87.36        51.50       95.96
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                             Distribution by Margin

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Margin                 Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.00 - 4.99%               19     $3,588,018        0.50%      6.155%        660    $188,843      81.72%       68.35%     100.00%
5.00 - 5.49%              575    134,437,544       18.79       6.331         651     233,804      79.18        43.19       94.94
5.50 - 5.99%              463    100,845,748       14.09       6.761         630     217,809      81.91        46.14       98.07
6.00 - 6.49%              420     88,694,083       12.40       6.895         624     211,176      81.37        43.65       94.38
6.50 - 6.99%              477     98,828,255       13.81       7.420         616     207,187      79.32        39.08       96.18
7.00% & Above           1,300    195,769,694       27.36       8.170         601     150,592      83.54        53.15       96.65
N/A                     1,155     93,373,097       13.05       8.770         646      80,843      87.36        51.50       95.96
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  4,409   $715,536,439      100.00%      7.432%        626    $162,290      82.13%       47.03%      96.11%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========

                     The Adjustable Rate Mortgage Loans (1)

Scheduled Principal Balance:                                        $622,163,341
Number of Mortgage Loans:                                                  3,254
Average Scheduled Principal Balance:                                    $191,200
Weighted Average Gross Coupon:                                            7.232%
Weighted Average Net Coupon: (2)                                          6.725%
Weighted Average Current FICO Score:                                         623
Weighted Average Original LTV Ratio:                                      81.35%
Weighted Average Combined Original LTV Ratio:                             81.35%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning(months):                                            2
Weighted Average Months to Roll: (3)                                          26
Weighted Average Gross Margin: (3)                                         6.52%
Weighted Average Initial Rate Cap: (3)                                     2.95%
Weighted Average Periodic Rate Cap: (3)                                    1.01%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.72%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Current Principal        of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance                Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
$1 - $50,000               48     $2,131,619        0.34%      9.098%        585     $44,409      78.25%       86.79%      83.50%
$50,001 - $75,000         261     16,881,375        2.71       8.394         600      64,680      81.39        73.71       86.71
$75,001 - $100,000        350     30,841,543        4.96       7.769         606      88,119      81.64        71.16       93.89
$100,001 - $125,000       424     48,120,843        7.73       7.669         616     113,493      82.80        61.19       96.40
$125,001 - $150,000       391     53,979,360        8.68       7.543         617     138,055      81.99        58.71       94.10
$150,001 - $200,000       572     99,387,297       15.97       7.365         617     173,754      81.20        55.85       94.44
$200,001 - $250,000       395     88,556,479       14.23       7.210         620     224,194      80.98        48.80       97.97
$250,001 - $300,000       289     79,324,742       12.75       6.990         629     274,480      80.49        37.63       96.54
$300,001 - $350,000       204     65,752,492       10.57       7.075         627     322,316      82.07        35.27       97.54
$350,001 - $400,000       150     56,475,415        9.08       6.884         631     376,503      81.67        28.43       97.98
$400,001 & Above          170     80,712,177       12.97       6.734         637     474,778      80.62        28.81       97.71
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Current Rate

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below               1       $225,750        0.04%      4.990%        706    $225,750      75.00%      100.00%       0.00%
5.00 - 5.49%               20      4,774,957        0.77       5.324         664     238,748      74.47        67.87      100.00
5.50 - 5.99%              193     51,269,225        8.24       5.805         656     265,644      78.28        53.86       97.60
6.00 - 6.49%              374     87,543,023       14.07       6.248         646     234,072      79.64        44.99       97.12
6.50 - 6.99%              651    145,076,046       23.32       6.728         640     222,851      80.49        38.72       96.96
7.00 - 7.49%              497     97,627,774       15.69       7.213         627     196,434      81.57        39.88       94.52
7.50 - 7.99%              656    114,785,920       18.45       7.697         607     174,979      82.23        45.93       95.54
8.00 - 8.49%              279     43,890,931        7.05       8.196         597     157,315      83.61        48.84       96.84
8.50 - 8.99%              263     38,456,567        6.18       8.691         578     146,223      84.72        58.80       95.21
9.00% & Above             320     38,513,148        6.19       9.617         564     120,354      84.26        67.79       94.85
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Credit Score

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                83    $19,056,900        3.06%      6.688%        762    $229,601      81.66%       19.91%      93.63%
720 - 739                  65     13,546,600        2.18       6.601         728     208,409      83.51        28.70       90.93
700 - 719                 106     24,159,906        3.88       6.646         708     227,924      82.02        31.90       89.74
680 - 699                 165     32,766,291        5.27       6.834         689     198,584      83.27        29.92       93.31
660 - 679                 303     61,822,414        9.94       6.795         669     204,034      82.59        25.31       96.58
640 - 659                 416     84,870,978       13.64       6.887         649     204,017      82.02        32.47       94.76
620 - 639                 466     95,791,967       15.40       6.992         629     205,562      81.32        37.34       96.58
600 - 619                 432     81,892,258       13.16       7.172         610     189,565      82.36        57.45       95.79
580 - 599                 386     66,790,786       10.74       7.512         589     173,033      83.53        59.95       98.26
560 - 579                 261     47,923,952        7.70       7.716         570     183,617      81.26        66.17       98.57
540 - 559                 243     42,524,826        6.83       7.893         550     174,999      77.74        61.89       98.28
520 - 539                 180     28,293,707        4.55       8.395         530     157,187      74.89        72.54       97.57
500 - 519                 146     22,514,685        3.62       8.430         510     154,210      75.44        81.81       98.25
400 - 499                   2        208,072        0.03       8.721         483     104,036      68.95       100.00      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                              Distribution by Lien

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
First                   3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                      Distribution by Combined Original LTV

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Combined                 of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.01 - 60.00%             123    $20,585,168        3.31%      7.214%        583    $167,359      51.76%       48.07%      90.00%
60.01 - 70.00%            224     42,464,174        6.83       7.351         576     189,572      66.72        49.79       93.94
70.01 - 80.00%          1,686    339,140,546       54.51       6.961         636     201,151      79.19        37.34       96.50
80.01 - 85.00%            327     61,514,712        9.89       7.466         595     188,118      84.50        54.94       97.08
85.01 - 90.00%            532     99,260,451       15.95       7.635         612     186,580      89.66        50.99       94.88
90.01 - 95.00%            165     29,262,762        4.70       7.679         624     177,350      94.54        78.40       97.65
95.01 - 100.00%           197     29,935,529        4.81       7.893         647     151,957      99.92        78.23      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Original LTV

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.01 - 60.00%             123    $20,585,168        3.31%      7.214%        583    $167,359      51.76%       48.07%      90.00%
60.01 - 70.00%            224     42,464,174        6.83       7.351         576     189,572      66.72        49.79       93.94
70.01 - 80.00%          1,686    339,140,546       54.51       6.961         636     201,151      79.19        37.34       96.50
80.01 - 85.00%            327     61,514,712        9.89       7.466         595     188,118      84.50        54.94       97.08
85.01 - 90.00%            532     99,260,451       15.95       7.635         612     186,580      89.66        50.99       94.88
90.01 - 95.00%            165     29,262,762        4.70       7.679         624     177,350      94.54        78.40       97.65
95.01 - 100.00%           197     29,935,529        4.81       7.893         647     151,957      99.92        78.23      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Documentation

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation          Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Stated Doc              1,444   $321,820,116       51.73%      7.170%        640    $222,867      80.29%        0.00%      97.20%
Full Doc                1,760    288,449,283       46.36       7.318         603     163,892      82.58       100.00       95.44
Limited Doc                48     11,508,486        1.85       6.762         620     239,760      80.64         0.00       83.48
No Doc                      2        385,457        0.06       7.863         623     192,728      63.04         0.00      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                             Distribution by Purpose

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose                Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Cashout Refi            1,593   $304,144,027       48.88%      7.331%        599    $190,925      80.26%       56.43%      96.58%
Purchase                1,524    293,521,507       47.18       7.114         649     192,599      82.45        34.43       95.87
Rate/term Refi            137     24,497,807        3.94       7.415         606     178,816      81.65        64.37       93.71
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                            Distribution by Occupancy

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy              Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied          3,091   $598,099,812       96.13%      7.224%        621    $193,497      81.47%       46.03%     100.00%
Non Owner                 140     20,165,442        3.24       7.389         648     144,039      76.84        60.45        0.00
Second Home                23      3,898,088        0.63       7.574         650     169,482      85.70        24.37        0.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Property Type

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Property Type          Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family           2,629   $489,420,395       78.66%      7.248%        619    $186,162      81.34%       47.45%      96.42%
PUD                       203     46,332,396        7.45       7.203         627     228,238      82.84        44.72       94.28
Condo                     207     40,610,783        6.53       6.959         635     196,187      81.03        48.71       95.37
2-4 Family                140     34,103,073        5.48       7.232         649     243,593      79.15        28.83       94.75
Townhouse                  74     11,592,781        1.86       7.631         623     156,659      83.13        49.71       98.02
Manufactured Housing        1        103,913        0.02       6.925         601     103,913      80.00       100.00      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                              Distribution by State

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                  Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                      1,012   $289,021,028       46.45%      6.831%        629    $285,594      78.90%       32.51%      96.98%
FL                        451     70,678,140       11.36       7.567         618     156,714      82.58        61.83       95.31
IL                        267     44,128,458        7.09       7.445         615     165,275      83.15        61.52       97.07
NV                         87     18,461,693        2.97       6.953         628     212,203      79.57        47.78       90.04
MD                         88     18,049,878        2.90       7.260         625     205,112      82.26        57.62       98.08
MI                        123     16,132,221        2.59       7.671         614     131,156      86.33        60.25       98.99
AZ                        112     15,769,619        2.53       7.141         625     140,800      82.16        50.36       96.41
VA                         77     14,135,973        2.27       7.536         611     183,584      81.67        57.48       97.91
LA                        100     11,992,880        1.93       7.857         601     119,929      83.65        55.94       97.17
GA                         88     11,944,600        1.92       8.021         604     135,734      85.36        48.83       89.16
Other                     849    111,848,851       17.98       7.772         616     131,742      84.77        59.09       94.74
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                               Distribution by Zip

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                    Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
 92336                     10     $3,149,960        0.51%      6.899%        615    $314,996      80.53%       55.34%     100.00%
 92880                      7      2,923,988        0.47       6.751         642     417,713      81.03        17.53      100.00
 92707                      7      2,518,181        0.40       6.279         683     359,740      78.98         0.00      100.00
 92571                     10      2,436,202        0.39       7.244         587     243,620      81.57        62.82      100.00
 92557                     10      2,361,242        0.38       7.403         606     236,124      79.53        48.28      100.00
 90255                      8      2,251,264        0.36       6.510         627     281,408      78.04        16.17       85.79
 90044                      8      2,213,260        0.36       6.882         676     276,658      80.78        12.65      100.00
 91911                      6      2,159,180        0.35       6.656         634     359,863      83.40        46.32       87.55
 90650                      7      2,109,508        0.34       6.815         599     301,358      81.87        22.80      100.00
 94565                      7      2,073,531        0.33       6.691         659     296,219      80.71        14.12      100.00
Other                   3,174    597,967,026       96.11       7.249         622     188,395      81.38        47.01       96.07
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                  Distribution by Remaining Months to Maturity

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
Remaining              Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Months To                of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity               Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
241 - 360               3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                        Distribution by Amortization Type

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Amortization             of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
2 YR ARM                1,401   $247,909,396       39.85%      7.351%        611    $176,952      81.88%       49.44%      94.90%
2 YR ARM IO               505    141,159,598       22.69       6.700         651     279,524      81.39        31.73       96.61
3 YR ARM                1,100    169,227,068       27.20       7.689         605     153,843      81.20        58.94       96.73
3 YR ARM IO               233     59,973,296        9.64       6.766         650     257,396      79.89        31.08       98.17
5 YR ARM                    4      1,029,710        0.17       6.042         636     257,428      61.95        29.80      100.00
5 YR ARM IO                11      2,864,273        0.46       6.264         655     260,388      79.46        83.68      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                      Distribution by Initial Periodic Cap

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Initial Periodic         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Cap                    Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.51 - 1.00%               32     $4,901,533        0.79%      7.743%        636    $153,173      91.92%       73.57%      93.61%
1.01 - 1.50%               56     14,797,250        2.38       6.904         648     264,237      82.14        41.73       90.49
1.51 - 2.00%               56     10,817,516        1.74       7.371         617     193,170      80.41        56.30       99.20
2.51 - 3.00%            3,085    585,956,613       94.18       7.239         622     189,937      81.28        45.99       96.20
3.01% & Above              25      5,690,430        0.91       6.601         634     227,617      78.47        54.21      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Periodic Cap

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Periodic Cap           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.51 - 1.00%            3,189   $605,283,038       97.29%      7.241%        622    $189,803      81.30%       46.40%      96.26%
1.01 - 1.50%               60     15,519,353        2.49       6.885         651     258,656      82.10        42.61       90.93
1.51 - 2.00%                5      1,360,950        0.22       6.994         646     272,190      94.96        70.61      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                      Distribution by Months to Rate Reset

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Months To                of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate Reset             Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
 0                          3       $770,480        0.12%      7.171%        648    $256,827      78.49%       78.61%      51.55%
13 - 24                 1,904    388,494,371       62.44       7.115         626     204,041      81.71        43.01       95.61
25 - 36                 1,332    229,004,507       36.81       7.448         617     171,925      80.85        51.55       97.10
49 & Above                 15      3,893,983        0.63       6.205         650     259,599      74.83        69.43      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                        Distribution by Life Maximum Rate

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Life Maximum Rate      Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
11.99% & Below            150    $43,690,514        7.02%      5.784%        656    $291,270      77.69%       48.28%      96.85%
12.00 - 12.49%            221     54,792,216        8.81       6.232         643     247,929      78.70        38.60       96.97
12.50 - 12.99%            378     88,437,043       14.21       6.627         634     233,960      80.21        40.03       97.85
13.00 - 13.49%            372     77,911,363       12.52       6.786         632     209,439      81.46        44.11       93.98
13.50 - 13.99%            568    110,423,020       17.75       7.103         630     194,407      81.24        41.83       94.74
14.00 - 14.49%            379     67,530,455       10.85       7.413         625     178,181      82.18        46.07       96.46
14.50 - 14.99%            541     90,692,078       14.58       7.890         605     167,638      82.70        49.05       96.27
15.00 - 15.49%            253     38,915,245        6.25       8.397         595     153,815      83.68        48.51       96.11
15.50 - 15.99%            194     26,082,079        4.19       8.908         576     134,444      85.15        66.08       97.41
16.00% & Above            198     23,689,328        3.81       9.745         559     119,643      83.02        78.25       97.22
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                             Distribution by Margin

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Margin                 Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
4.99% & Below              19     $3,588,018        0.58%      6.155%        660    $188,843      81.72%       68.35%     100.00%
5.00 - 5.49%              575    134,437,544       21.61       6.331         651     233,804      79.18        43.19       94.94
5.50 - 5.99%              463    100,845,748       16.21       6.761         630     217,809      81.91        46.14       98.07
6.00 - 6.49%              420     88,694,083       14.26       6.895         624     211,176      81.37        43.65       94.38
6.50 - 6.99%              477     98,828,255       15.88       7.420         616     207,187      79.32        39.08       96.18
7.00% & Above           1,300    195,769,694       31.47       8.170         601     150,592      83.54        53.15       96.65
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  3,254   $622,163,341      100.00%      7.232%        623    $191,200      81.35%       46.36%      96.13%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========

                          Fixed Rate Mortgage Loans(1)

Scheduled Principal Balance:                                         $93,373,097
Number of Mortgage Loans:                                                  1,155
Average Scheduled Principal Balance:                                     $80,843
Weighted Average Gross Coupon:                                            8.770%
Weighted Average Net Coupon: (2)                                          8.263%
Weighted Average Current FICO Score:                                         646
Weighted Average Original LTV Ratio:                                      52.99%
Weighted Average Combined Original LTV Ratio:                             87.36%
Weighted Average Stated Remaining Term (months):                             296
Weighted Average Seasoning(months):                                            2

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


                    Distribution by Current Principal Balance

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Current Principal        of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance                Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
$1 - $50,000              446    $14,671,981       15.71%     10.592%        656     $32,897      96.95%       41.90%      96.77%
$50,001 - $75,000         256     15,921,936       17.05      10.110         653      62,195      93.71        37.26       94.61
$75,001 - $100,000        168     14,546,925       15.58       9.165         651      86,589      89.51        48.91       95.93
$100,001 - $125,000       104     11,799,234       12.64       8.672         638     113,454      86.46        61.27       98.16
$125,001 - $150,000        68      9,527,012       10.20       7.824         636     140,103      82.24        65.75       98.60
$150,001 - $200,000        48      8,173,209        8.75       7.572         641     170,275      83.19        66.55       97.82
$200,001 - $250,000        30      6,685,626        7.16       7.241         613     222,854      80.22        56.17      100.00
$250,001 - $300,000        14      3,870,860        4.15       6.839         646     276,490      75.10        56.73       92.72
$300,001 - $350,000         7      2,314,907        2.48       6.679         694     330,701      74.25        13.62       55.35
$350,001 - $400,000         7      2,670,506        2.86       6.790         643     381,501      85.23        85.04      100.00
$400,001 & Above            7      3,190,900        3.42       6.872         647     455,843      72.36        44.58      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Current Rate

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
5.50 - 5.99%               11     $2,113,973        2.26%      5.768%        679    $192,179      77.88%       72.68%      94.58%
6.00 - 6.49%               43      7,497,274        8.03       6.256         651     174,355      75.26        74.57       97.62
6.50 - 6.99%               69     12,360,466       13.24       6.765         650     179,137      75.30        63.06       88.75
7.00 - 7.49%               58      8,661,890        9.28       7.220         642     149,343      76.11        61.10       99.08
7.50 - 7.99%               86      9,720,455       10.41       7.729         622     113,029      80.57        77.80       96.21
8.00 - 8.49%               45      4,415,941        4.73       8.201         618      98,132      83.53        69.48       94.17
8.50 - 8.99%               75      6,455,244        6.91       8.761         629      86,070      85.64        50.76       93.35
9.00% & Above             768     42,147,854       45.14      10.575         653      54,880      98.07        33.14       97.75
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Credit Score

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
740 & Above                62     $5,653,988        6.06%      8.286%        760     $91,193      89.20%       28.82%      81.36%
720 - 739                  47      3,450,019        3.69       8.735         728      73,405      92.20        37.14       94.66
700 - 719                  76      5,847,594        6.26       8.882         709      76,942      91.55        33.24       94.79
680 - 699                 101      8,010,926        8.58       8.399         689      79,316      89.58        37.23       95.18
660 - 679                 158     11,530,819       12.35       9.133         670      72,980      91.70        29.58       99.14
640 - 659                 214     15,621,172       16.73       8.997         649      72,996      89.94        46.47       95.84
620 - 639                 202     14,659,384       15.70       9.303         629      72,571      89.93        50.64       98.55
600 - 619                 142     11,860,862       12.70       8.674         609      83,527      85.04        79.66       97.11
580 - 599                  74      7,546,121        8.08       8.452         588     101,975      81.99        78.30       93.50
560 - 579                  32      3,933,771        4.21       7.912         569     122,930      75.19        75.79      100.00
540 - 559                  22      2,810,680        3.01       7.677         549     127,758      72.52        73.60       98.40
520 - 539                  18      1,772,893        1.90       8.568         531      98,494      68.66        64.93      100.00
500 - 519                   7        674,869        0.72       8.705         509      96,410      77.74        88.66      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                              Distribution by Lien

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
First                     391    $53,136,775       56.91%      7.422%        632    $135,900      78.39%       70.00%      94.06%
Second                    764     40,236,323       43.09      10.549         664      52,665      99.22        27.07       98.48
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                      Distribution by Combined Original LTV

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Combined                 of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.01 - 60.00%              53     $6,224,502        6.67%      7.094%        622    $117,443      48.71%       63.97%      93.41%
60.01 - 70.00%             43      6,495,470        6.96       7.228         618     151,057      66.43        46.42       77.62
70.01 - 80.00%            140     19,772,120       21.18       7.310         636     141,229      77.96        62.85       97.37
80.01 - 85.00%             56      6,493,290        6.95       7.863         622     115,952      84.39        81.82       89.16
85.01 - 90.00%             74      8,284,496        8.87       7.776         649     111,953      89.76        69.14       96.00
90.01 - 95.00%             77      6,140,920        6.58       8.906         640      79,752      94.50        66.56       95.57
95.01 - 100.00%           699     39,128,818       41.91      10.334         663      55,978      99.94        34.16       99.80
100.01% & Above            13        833,482        0.89      10.449         659      64,114     118.37        20.39      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Original LTV

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV           Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
0.01 - 60.00%             817    $46,460,824       49.76%     10.086%        658     $56,868      92.45%       32.01%      97.80%
60.01 - 70.00%             43      6,495,470        6.96       7.228         618     151,057      66.43        46.42       77.62
70.01 - 80.00%            129     18,867,433       20.21       7.198         635     146,259      77.91        63.01       97.54
80.01 - 85.00%             50      6,153,350        6.59       7.715         621     123,067      84.41        83.21       88.56
85.01 - 90.00%             57      7,431,554        7.96       7.555         646     130,378      89.75        74.99       99.35
90.01 - 95.00%             21      3,649,950        3.91       7.859         623     173,807      94.26        93.02      100.00
95.01 - 100.00%            38      4,314,516        4.62       8.157         654     113,540      99.73        97.80       98.22
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Documentation

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation          Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Full Doc                  552    $48,087,151       51.50%      8.122%        629     $87,114      84.37%      100.00%      95.90%
Stated Doc                589     43,667,761       46.77       9.501         664      74,139      90.91         0.00       96.25
Limited Doc                 8      1,199,868        1.29       8.008         600     149,984      79.34         0.00      100.00
No Doc                      6        418,318        0.45       9.080         735      69,720      84.09         0.00       61.20
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                             Distribution by Purpose

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose                Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Cashout Refi              385    $44,903,817       48.09%      7.734%        628    $116,633      79.35%       69.82%      94.18%
Purchase                  725     43,921,458       47.04       9.927         664      60,581      95.82        31.14       97.80
Rate/term Refi             45      4,547,822        4.87       7.824         645     101,063      84.84        67.26       95.89
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                            Distribution by Occupancy

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy              Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Owner Occupied          1,113    $89,604,666       95.96%      8.798%        644     $80,507      87.85%       51.47%     100.00%
Non Owner                  39      3,565,105        3.82       8.173         680      91,413      76.10        55.25        0.00
Second Home                 3        203,327        0.22       6.623         713      67,776      70.47         0.00        0.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                          Distribution by Property Type

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Property Type          Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Single Family             948    $78,055,648       83.60%      8.672%        643     $82,337      87.10%       53.71%      96.76%
PUD                        54      5,007,255        5.36       9.067         643      92,727      90.67        45.15       98.06
Condo                      85      4,894,664        5.24       9.826         655      57,584      93.26        48.63       94.24
2-4 Family                 48      4,333,725        4.64       8.829         683      90,286      81.36        24.20       80.22
Townhouse                  20      1,081,806        1.16       9.394         654      54,090      88.67        43.45      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                              Distribution by State

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                  Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
CA                        448    $43,173,767       46.24%      8.975%        657     $96,370      88.97%       30.29%      95.20%
FL                        180     12,536,659       13.43       8.716         633      69,648      81.54        73.12      100.00
GA                         44      3,579,519        3.83       8.654         634      81,353      87.75        83.25       93.87
LA                         40      2,873,904        3.08       8.633         626      71,848      85.78        64.40       89.83
IL                         40      2,848,807        3.05       8.688         621      71,220      83.59        61.75      100.00
VA                         24      2,453,595        2.63       8.222         655     102,233      88.22        71.22       92.99
MD                         28      2,339,935        2.51       8.543         675      83,569      85.98        46.18       98.93
TX                         25      2,284,672        2.45       7.974         621      91,387      80.63        65.73       94.03
NC                         35      2,271,088        2.43       8.894         631      64,888      90.80        70.69       92.58
NV                         26      2,027,396        2.17       8.714         644      77,977      89.46        50.28      100.00
Other                     265     16,983,757       18.19       8.555         637      64,090      88.66        72.42       95.99
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                               Distribution by Zip

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                         of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                    Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
 92691                      5     $1,261,299        1.35%      7.744%        637    $252,260      78.73%       10.52%     100.00%
 90002                      3        930,005        1.00       6.863         734     310,002      72.64         0.00       26.36
 91356                      2        615,003        0.66       7.267         555     307,501      65.28        89.27      100.00
 90810                      2        590,269        0.63       6.730         642     295,135      78.32         0.00      100.00
 91706                      3        573,790        0.61       7.358         654     191,263      80.46        39.98      100.00
 92806                      2        544,702        0.58       7.953         754     272,351      83.99         0.00      100.00
 92324                      5        526,641        0.56       8.288         589     105,328      83.95        52.17      100.00
 92503                      7        522,705        0.56       9.706         669      74,672      92.08         0.00      100.00
 93550                      4        513,387        0.55       7.578         603     128,347      84.15        41.84      100.00
 95209                      2        509,720        0.55       7.576         619     254,860      95.38        85.13      100.00
Other                   1,120     86,785,577       92.94       8.855         645      77,487      87.90        53.30       96.45
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                  Distribution by Remaining Months to Maturity

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
Remaining              Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Months To                of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Margin                 Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
1 - 180                   526    $30,804,664       32.99%     10.024%        661     $58,564      95.69%       35.08%      96.63%
181 - 240                  21      1,371,968        1.47       9.064         659      65,332      78.35        65.58       94.18
241 - 360                 608     61,196,465       65.54       8.132         638     100,652      83.38        59.45       95.67
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========


                        Distribution by Amortization Type

                                                                                               Weighted
                                                Pct. Of     Weighted    Weighted                 Avg.
                       Number                   Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
Amortization             of      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
15/30 Balloon             479    $26,337,675       28.21%     10.449%        664     $54,985      98.99%       29.14%      97.39%
20 Balloon                  1        114,815        0.12      10.650         718     114,815     100.00         0.00      100.00
Fixed                     668     64,755,631       69.35       8.152         638      96,940      83.10        61.50       95.24
Fixed IO                    7      2,164,975        2.32       6.728         662     309,282      72.76        27.07      100.00
--------------------   ------   ------------   ---------    --------    --------   ---------   --------    ---------    --------
Total:                  1,155    $93,373,097      100.00%      8.770%        646     $80,843      87.36%       51.50%      95.96%
====================   ======   ============   =========    ========    ========   =========   ========    =========    ========



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